UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2023

Journey Medical Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41063	47-1879539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9237 E Via de Ventura Blvd., Suite 105

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

(480) 434-6670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DERM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 15, 2023, Journey Medical Corporation (the “Company” or “Journey”) received a deficiency letter (the “Nasdaq Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that it is not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on The Nasdaq Capital Market (the “Stockholders’ Equity Requirement”), nor is it in compliance with either of the alternative listing standards, market value of listed securities of at least $35 million or net income of $500,000 from continuing operations in the most recently completed fiscal year, or in two of the three most recently completed fiscal years. The Company’s failure to comply with the Stockholders’ Equity Requirement was based on the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, reporting the stockholders’ equity of $5,000.

Pursuant to the Nasdaq Letter, the Company has 45 calendar days from the date of the Nasdaq Letter to submit a plan to regain compliance and the Company intends to submit such a plan during this period. If it accepts the plan, Nasdaq can grant an extension of up to 180 calendar days from the date of the Nasdaq Letter to evidence compliance. In the event the plan is not accepted by the Nasdaq staff, or in the event the plan is accepted and the 180-day extension period granted but the Company fails to regain compliance within such plan period, the Company would have the right to a hearing before an independent panel. The hearing request would stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing.

The Company intends to take all reasonable measures available to regain compliance under the Nasdaq Listing Rules and remain listed on Nasdaq. However, there can be no assurance that Nasdaq will grant the Company’s request for an extension or that the Company will ultimately regain compliance with all applicable requirements for continued listing.

Neither the Nasdaq Letter nor the Company’s noncompliance have an immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “DERM.”

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this press release, the words “the Company”, “we”, “us” and “our” may refer to Journey Medical. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. The words “anticipate,” “believe,” “estimate,” “may,” “expect,” “will,” “could,” “project,” “intend” and similar expressions are generally intended to identify forward-looking statements. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: the fact that our products and product candidates are subject to time and cost intensive regulation and clinical testing and as a result, may never be successfully developed or commercialized; a substantial portion of our sales derive from products that may become subject to third-party generic competition, the introduction of new competitor products, or an increase in market share of existing competitor products, any of which could have a significant adverse impact on our operating income; we operate in a heavily regulated industry, and we cannot predict the impact that any future legislation or administrative or executive action may have on our operations; our revenue is dependent mainly upon sales of our dermatology products and any setback relating to the sale of such products could impair our operating results; competition could limit our products’ commercial opportunity and profitability, including competition from manufacturers of generic versions of our products; the risk that our products do not achieve broad market acceptance, including by government and third-party payors; our reliance third parties for several aspects of our operations; our dependence on our ability to identify, develop, and acquire or in-license products and integrate them into our operations, at which we may be unsuccessful; the dependence of the success of our business, including our ability to finance our company and generate additional revenue, on the successful development and regulatory approval of the DFD-29 product candidate and any future product candidates that we may develop, in-license or acquire; clinical drug development is very expensive, time consuming, and uncertain and our clinical trials may fail to adequately demonstrate the safety and efficacy of our current or any future product candidates; our competitors could develop and commercialize products similar or identical to ours; risks related to the protection of our intellectual property and our potential inability to maintain sufficient patent protection for our technology and products; our business and operations would suffer in the event of computer system failures, cyber-attacks, or deficiencies in our or our third parties’ cybersecurity; the effects of major public health issues, epidemics or pandemics on our product revenues and any future clinical trials; our potential need to raise additional capital; Fortress controls a voting majority of our common stock, which could be detrimental to our other shareholders; the risk that we fail to comply with the Nasdaq continued listing standards and as a result having our common stock delisted from Nasdaq; as well as other risks described in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Reports on Form 10-Q, and our other filings we make with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Journey Medical Corporation
(Registrant)
Date: August 18, 2023

	By:	/s/ Claude Maraoui
Claude Maraoui
Chief Executive Officer, President and Director